SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                          _______________________



                                FORM 8-K/A
                              AMENDMENT NO. 1


                              CURRENT REPORT
                  Pursuant To Sections 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              October 7, 1999
             Date of Report (Date of Earliest Event Reported)


                           Nu-kote Holding, Inc.
            (Exact Name of Registrant as Specified in Charter)


            TEXAS                    0-20287            16-1296153
(State or Other Jurisdiction       (Commission         (IRS Employer
      of Incorporation)            File Number)      Identification No.)



                              200 Beasley Dr.
                        Franklin, Tennessee  37064
           (Address and Zip Code of Principal Executive Offices)


                              (615) 794-9000
           (Registrant's Telephone Number, Including Area Code)

     This Amendment No. 1 to Form 8-K amends and supplements the current report on Form 8-K dated October 7, 1999, filed with the Securities and Exchange Commission on October 21, 1999 (the "Form 8-K") of Nu-kote Holding, Inc. Capitalized terms used herein have the meanings ascribed to such terms in the Form 8-K unless otherwise defined herein.



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Nu-kote International, Inc., a wholly owned subsidiary of Nu-kote Holding, Inc. ("Nu-kote"), has sold certain of its subsidiaries to Pelikan Hardcopy Europe Limited ("Pelikan"), a Scottish company. The subsidiaries sold include Pelikan Productions AG, Pelikan Scotland Limited, Grief-Werke GmbH, Pelikan Hardcopy Asia Pacific Limited and Dongguan Pelikan Hardcopy Limited (collectively, the "Companies"). Under the terms of the agreement, Pelikan paid $16.5 million in cash at the close of the transaction in exchange for all of the capital stock or other equity interests of the Companies. Pelikan was formed by the management of the Companies for the purpose of making the acquisition. Nu-kote will continue to sell products under the Pelikan brand name in North America but not elsewhere. This disposition is part of Nu-kote's efforts to dispose of non-essential assets and focus on the restructuring of its core business in the United States. The sale and the price paid for the Companies was approved by the U.S. Bankruptcy Court for the Middle District of Tennessee.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          (b)  Pro Forma Financial Information.

               As reported in the Form 8-K dated July 13, 1999, filed with the Securities and Exchange Commission on July 20, 1999, Nu-kote has engaged KPMG Peat Marwick L.L.P. ("KPMG") as its auditor. KPMG currently is performing its audit of Nu-kote's financial statements in connection with the preparation of Nu-kote's Form 10-K. Upon completion of the audit, Nu-kote will file its Form 10-K with audited financial statements. At such time, Nu-kote also will file the pro forma financial statements required by this Item 7.

          (c)  Exhibits.

               *2.1 Sale and Purchase Agreement, dated April 24, 1999, between Nu-kote International, Inc. and Pelikan Hardcopy Europe Limited.

               *2.2 Amendment No. 1 to Sale and Purchase Agreement, effective September 30, 1999, between Nu-kote International, Inc. and Pelikan Hardcopy Europe Limited.

               *99.1  Press Release.
________________________
* Previously filed.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nu-kote Holding, Inc.



Dated:  December 3, 1999               By:  /S/ PHILLIP THEODORE
                                             -----------------------------
                                             Phillip Theodore, Senior Vice
                                             President and Chief Financial
                                             Officer


                               EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

*2.1 Sale and Purchase Agreement, dated April 24, 1999, between Nu-kote International, Inc. and Pelikan Hardcopy Europe Limited.

*2.2 Amendment No. 1 to Sale and Purchase Agreement, effective September 30, 1999, between Nu-kote
                    International, Inc. and Pelikan Hardcopy Europe
                    Limited.

*99.1               Press Release.
___________________
*  Previously filed.